UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report:  September 30, 2000

                          LINCOLN NATIONAL CORPORATION

              (Exact name of registrant as specified in its charter)

        Indiana                  1-6028                   35-1140070
(State of Incorporation) (Commission File Number)  (I.R.S. Employer
                                                        Identification No.)

1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia,
PA  19102

                     (Address of principal executive offices)

                   Registrant's telephone number 215-448-1400


Item 9

Financial Report for the quarter ended September 30, 2000.





[LOGO OMITTED]

Lincoln
SHAREHOLDER QUARTERLY

news
third QUARTER 2000


[PHOTO OMITTED: JON BOSCIA]


Letter to
Shareholders:

I'm pleased to report that Lincoln delivered another solid quarter of earnings growth with income from operations of $190.7 million, or $.98 per share, a 48 percent increase over the year-ago period. Our performance can be attributed to our two largest businesses - Annuities and Life Insurance - which had spectacular financial results, as well as other special items. We also exceeded a 15 percent operating return on equity for the quarter, and we're very close to reaching 15 percent on a year-to-date basis.

Our Annuities segment produced income from operations of a record $98.5 million, up 39 percent over third quarter 1999, primarily driven by growth in average variable account values and special items. Annuity deposits were $1.2 billion for the quarter and account values were $56.5 billion. Although from a gross deposit basis sales held steady for the quarter, we continue to work on ways to retain assets. Among other initiatives, we believe the launch of a number of products late in the third quarter, including C-share, bonus credit and New York products for both the American Legacy and ChoicePlus lines and the SEI annuity product, will position us well for future growth and asset retention.

Our life insurance segment continued to build momentum reporting income from operations of a record $72.2 million, up 19 percent over the prior-year quarter. Lincoln continues to be one of the fastest growing variable universal life companies with variable products accounting for almost half of total life insurance sales from our Connecticut operation. And, since we introduced a new survivorship variable universal life product in May of this year, average monthly sales of these products have more than doubled.

Our Reinsurance operation reported income from operations of $28.7 million. Individual life reinsurance in-force grew to $381.4 billion, a 46 percent increase compared to $261.5 billion in the prior year. Individual life reinsurance sales, as measured by in-force, were $37.2 billion, a 29 percent increase over the third quarter of 1999 and flat with last quarter.

On the Investment Management front, we continue to take aggressive actions to improve the investment process - specifically related to our large cap value product, as well as retaining and hiring great talent to help us meet our goals. We reported third quarter income from operations of $3.0 million, compared with $8.1 million a year ago.

Lincoln UK reported income from operations of $10.6 million, including special items. During the quarter, we announced the transfer of our sales forces to Inter-Alliance PLC, a large independent distribution organization. We will also cease writing any new business in that market.

We made great strides in creating shareholder value this quarter, and we'll continue to grow and work toward being the best investment in our industry. Our strategy for growth is simple. We are focused on being the partner of choice for accumulating and protecting wealth. In doing so, we expect to produce strong financial performance at Lincoln.

Sincerely,

/S/ Jon A. Boscia
    -------------
    Jon A. Boscia
    President and Chief Executive Officer


This issue:

(bullet)

LFG in Top Ten

(bullet)

Multi-Fund Gets New Options

(bullet)

Lincoln Scores Victory

(bullet)

Annual Report and More Online

(bullet)

Quarterly
Highlights



Lincoln Quarterly THIRD QUARTER 2000

OVERview
--------


We're a multinational family of financial services.

Lincoln National Corporation holds a prominent position among financial services companies with consolidated assets of over $103 billion at Sept. 30, 2000 and annual consolidated revenues of $6.8 billion. LNC has a reputation for financial strength, a tradition of excellent service, an expertise for risk management and the strategic focus to succeed in the future.

The company offers a broad range of financial services, including life insurance, annuities, life-health reinsurance, mutual funds, retirement plans, institutional investment management and financial and estate planning.



[GRAPHIC OMITTED: pie chart Financial Services]

FINANCIAL & ESTATE PLANNING

FINANCIAL SERVICES

RETIREMENT PLANS

PENSIONS

ANNUITIES

LIFE INSURANCE

REINSURANCE

MUTUAL FUNDS


Family of Companies

LINCOLN FINANCIAL GROUP
The marketing name for Lincoln National Corporation and affiliates.

LINCOLN NATIONAL CORPORATION
A prominent financial services holding company providing annuities, insurance, life-health reinsurance, mutual funds, retirement plans, institutional investment management and financial and estate planning services through its affiliates.

LINCOLN LIFE
The eighth largest stock life insurance company in the U.S. offering access to annuities, retirement plans and life insurance through a diverse network of company-owned and independent distribution channels.

ANNUITIES
The Annuities segment ranks third in assets and 11th in variable annuity sales in the United States.

LIFE INSURANCE
The Life Insurance segment ranks ninth in the industry, based on new annualized premiums.

LINCOLN FINANCIAL ADVISORS
A premier financial planning organization offering a broad range of products and services.

SAGEMARK CONSULTING
A premier financial and estate planning organization offering a broad range of products and services.

FIRST PENN-PACIFIC
A life insurance company offering universal and term life insurance and annuity products.

LINCOLN LIFE & ANNUITY OF NEW YORK
A life insurance company offering annuities, retirement and insurance products in the state of New York.

LINCOLN UK
A financial services company in the United Kingdom that services life, investment and income protection and retirement planning products.

LINCOLN RE
One of the largest writers of life-health reinsurance in the world.

DELAWARE INVESTMENTS
Serves individual investors through a broad line of mutual funds, retirement plan services and other investment products; and institutional investors, primarily private and public pension funds, foundations, endowments, banks and insurance companies.

Financial planning services offered through Lincoln Financial Advisors Corp. and Sagemark Consulting, a division of Lincoln Financial Advisors, a registered investment advisor. Securities offered through Lincoln Financial Advisors Corp., a broker/dealer. Insurance offered through Lincoln affiliates and other fine companies.



FINANCIAL NEWS




FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
                                                                 Third Quarter                      Nine Months Ended 9/30
(Millions of dollars, except ratios and per share data)  2000        1999         Change         2000          1999     Change
--------------------------------------------------------------------------------------------------------------------------------
Income from                   Annuities                 $98.5       $71.1           38.5%      $263.9        $214.6       23.0%
Operations*                   Life Insurance             72.2        60.6           19.1%       208.3         174.0       19.7%
                              Lincoln UK                 10.6        16.2          (34.6%)       45.5          53.3      (14.6%)
                              Reinsurance                28.7         3.3          769.7%        87.8          62.3       40.9%
                              Investment Management       3.0         8.1          (63.0%)       12.6          24.0      (47.5%)
                              Corporate & Other         (22.3)      (27.9)                      (83.7)        (89.3)
--------------------------------------------------------------------------------------------------------------------------------
                              Total Income from
                              Operations*               190.7       131.4           45.1%       534.4         438.9       21.8%
--------------------------------------------------------------------------------------------------------------------------------
Net Income                    Net Income                138.6       132.3            4.8%       472.5         425.7       11.0%
--------------------------------------------------------------------------------------------------------------------------------
Per Share Data                Income from Operations**  $0.98       $0.66           48.5%       $2.74         $2.18       25.7%
                              Net Income                $0.71       $0.66            7.6%       $2.42         $2.11       14.7%
                              Shareholders' Equity
                              (Book Value):
                              Securities at Market     $23.67      $23.76           (0.4%)     $23.67        $23.76       (0.4%)
                              Securities at Cost       $25.43      $24.28            4.7%      $25.43        $24.28        4.7%
                              Common Shares
                              Outstanding (millions):
                              Average for the Period   195.6       199.0                       194.9         201.5
                              End of Period            196.2       196.9                       196.2         196.9


*   Effective with the first quarter 2000, LNC's segment reporting structure has changed to reflect separate segments for Life
    Insurance and Annuities. Prior period segment information has been restated to reflect the change.

** "Income from Operations" is defined as "Net Income" less gain (loss) on investments and restructuring charges, net of tax.
    Income from Operations for the nine months ended September 30, 1999 excludes gain on investments of $2.1 million and total restructuring charges of $15.3 million and for the nine months ended September 30, 2000 excludes realized loss on investments of $18.7 million and restructuring charges of $43.2 million.







STOCK PRICES/DIVIDENDS DECLARED
-------------------------------------------------------------------------------------------------------
The table below sets forth, by quarter, the range of high, low and quarter-end closing sale prices for Lincoln National Corporation common stock and the cash dividends declared per common share.

                                                                                                Cash
                                                                                              Dividends
2000 Quarter                High                    Low                  Close                Declared
First                     $41.375                 $22.625               $33.500                $0.290
-------------------------------------------------------------------------------------------------------
Second                    $40.063                 $29.000               $36.125                $0.290
-------------------------------------------------------------------------------------------------------
Third                     $56.375                 $35.625               $48.125                $0.290
-------------------------------------------------------------------------------------------------------
Total                                                                                          $0.870
                                                                                              =========

                                                                                                Cash
                                                                                              Dividends
1999 Quarter                High                    Low                  Close                Declared
-------------------------------------------------------------------------------------------------------
First                     $50.250                 $39.281               $49.438                $0.275
-------------------------------------------------------------------------------------------------------
Second                    $53.438                 $45.688               $52.313                $0.275
-------------------------------------------------------------------------------------------------------
Third                     $57.500                 $36.000               $37.563                $0.275
-------------------------------------------------------------------------------------------------------
Fourth                    $48.313                 $36.500               $40.000                $0.290
-------------------------------------------------------------------------------------------------------
Total                                                                                          $1.115
                                                                                              =========

Amounts reflect a June 1999 two-for-one stock split.
Prior quarters have been restated.





LINCOLN NATIONAL CORPORATION'S RATINGS
-----------------------------------------------------------------------------------
                              Commercial Paper              Debt
-----------------------------------------------------------------------------------
Standard & Poor's             A-2 (Satisfactory)            A- (Strong)

Moody's*                      P-2  (Strong)                 A3 (Upper medium grade)

Fitch                         F-1 (Very strong)             A+ (Strong)

A.M. Best                                                   a (Strong)

* These ratings reflect changes that occurred in October 2000.
  All above ratings are strong to adequate.





LIFE INSURANCE COMPANY
FINANCIAL STRENGTH RATINGS
---------------------------------------------------------------------------------------------
Description                           A.M.          Fitch           Moody's          Standard
                                      Best                                           & Poor's
---------------------------------------------------------------------------------------------
Exceptional or Superior               A++            AAA             Aaa                AAA
Negligible Risk Factors               A+
---------------------------------------------------------------------------------------------
Excellent                             A              AA+             Aa1                AA+
Modest Risk                           A-             AA*             Aa2                AA
                                                     AA-             Aa3                AA-
---------------------------------------------------------------------------------------------
Very Good, Strong, or High            B+             A+              A1                 A+
Average Risk                                         A               A2                 A
                                                     A-              A3                 A-
---------------------------------------------------------------------------------------------
Adequate                              B              BBB+            Baa1               BBB+
Protection Factors are Average        B-             BBB             Baa2               BBB
More Vulnerable to
Economic Conditions                                  BBB-            Baa3               BBB-
---------------------------------------------------------------------------------------------
Below Average                         C+             BB+             Ba1                BB+
Questionable or Uncertain Security                   BB              Ba2                BB
                                                     BB-             Ba3                BB-
---------------------------------------------------------------------------------------------
Poor                                  C              B+              B1                 B+
Vulnerability is High                 C-             B               B2                 B
Considered Financially Weak                          BB-             B3                 B-
Obligations May Not be Paid
---------------------------------------------------------------------------------------------
Very Poor                                            CCC             Caa                CCC
May Not Meet Obligations                             CC              Ca                 CC
May be in Default                                    D               C                  D
---------------------------------------------------------------------------------------------
Lincoln National Life Insurance Company Ratings are Highlighted.



A.M. BEST RATINGS FOR SELECTED AFFILIATES
--------------------------------------------------
First Penn-Pacific Life Insurance Company      A
Lincoln National Health and Casualty Company   A




CONSOLIDATED CONDENSED STATEMENTS OF INCOME
--------------------------------------------------------------------------------------------------------------
                                                                  Third Quarter         Nine Months Ended 9/30
                     (Millions of dollars)                       2000       1999          2000          1999
--------------------------------------------------------------------------------------------------------------
Revenue              Insurance Premiums and Fees                935.4      860.5        2,731.4       2,607.8
                     Net Investment Income                      690.0      697.1        2,075.0       2,107.4
                     Realized Gain (Loss) on Investments        (17.0)       5.4          (28.3)          3.3
                     Other                                      107.7       79.1          299.9         277.3
                     -----------------------------------------------------------------------------------------
                     Total Revenue                            1,716.1    1,642.1        5,078.0       4,995.8
--------------------------------------------------------------------------------------------------------------
Benefits and         Benefits and Settlement Expenses           893.5      874.5        2,636.4       2,663.0
Expenses             Underwriting, Acquisition, Insurance
                     and Other Expenses                         632.2      584.4        1,793.6       1,743.4
                     -----------------------------------------------------------------------------------------
                     Total Benefits and Expenses              1,525.7    1,458.9        4,430.0       4,406.4
--------------------------------------------------------------------------------------------------------------
Income               Net Income before Federal Taxes            190.4      183.2          648.0         589.4
                     Federal Income Taxes                        51.8       50.9          175.5         163.7
                     -----------------------------------------------------------------------------------------
                     Net Income                                 138.6      132.3          472.5         425.7
--------------------------------------------------------------------------------------------------------------
Earnings Per Share   Net Income                                 $0.71      $0.66          $2.42         $2.11






CONSOLIDATED CONDENSED BALANCE SHEETS
--------------------------------------------------------------------------------------------------------------
                                                             September 30        December 31        Increase
(Millions of dollars)                                            2000               1999            (Decrease)
--------------------------------------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------------------------------------
Investments                   Securities Available-for-Sale:
                              Fixed Maturities                  27,264.2           27,688.6          (424.4)
                              Equities                             570.2              604.0           (33.8)
                              Mortgage Loans on Real Estate      4,767.3            4,735.4            31.9
                              Real Estate                          297.6              256.2            41.4
                              Policy Loans                       1,935.6            1,892.4            43.2
                              Other Long-Term Investments          470.5              401.8            68.7
                              --------------------------------------------------------------------------------
                              Total Investments                 35,305.4           35,578.4          (273.0)
--------------------------------------------------------------------------------------------------------------
Other Assets                  Assets Held in Separate Accounts  54,410.9           53,654.2           756.7
                              Other Assets                      13,526.8           13,863.1          (336.3)
                              --------------------------------------------------------------------------------
                              Total Assets                     103,243.1          103,095.7           147.4
                                                               ===============================================

Liabilities and Shareholders' Equity
--------------------------------------------------------------------------------------------------------------
Liabilities                   Liabilities for Insurance and
                              Investment Contracts              39,983.1           41,153.5        (1,170.4)
                              Liabilities Related to
                              Separate Accounts                 54,410.9           53,654.2           756.7
                              Other Liabilities                  4,310.5            4,024.1           286.4
                              --------------------------------------------------------------------------------
                              Total Liabilities                 98,704.5           98,831.8          (127.3)
--------------------------------------------------------------------------------------------------------------
Shareholders'                 Preferred Stock                        0.9                1.0            (0.1)
Equity                        Common Stock                         989.6            1,007.1           (17.5)
                              Retained Earnings                  3,865.9            3,691.5           174.4
                              Net Unrealized Loss on
                              Securities Available-for-Sale       (337.7)            (465.7)           128.0
                              Foreign Currency Translation
                              Adjustment                            19.9               30.0            (10.1)
                              --------------------------------------------------------------------------------
                              Shareholders' Equity               4,538.6            4,263.9            274.7
                              --------------------------------------------------------------------------------
                              Liabilities and
                              Shareholders' Equity             103,243.1          103,095.7            147.4
                                                               ===============================================




FORM 10-Q DISCLOSURE STATEMENT
-------------------------------------------------------------------------
The notes to these unaudited condensed interim financial statements have not been included in this report. Those notes, along with more detailed financial information are, however, contained in the corporation's quarterly report on Form 10-Q filed with the Securities and Exchange Commission. Copies of the 10-Q are available electronically at www.sec.gov or www.lfg.com or by writing to: Douglas N. Miller, LNC Controller, 1500 Market Street, Suite 3900, Philadelphia,
PA 19102-2112. Requests may also be directed to 215-448-1430 or to dnmiller@lnc.com on the Internet.



Lincoln Quarterly THIRD QUARTER 2000

FOCUSED feature
---------------


Lincoln Financial Group Receives Working Mother Honor

According to the most recent U.S. Census Bureau report, the percentage of working women with children younger than age one has doubled since 1976. To accommodate the change in demographics, many companies have expanded their work/life programs. Working Mother magazine has documented that change through their annual issue of The 100 Best Companies for Working Mothers. Lincoln Financial Group has continued to be recognized within this listing and this year was no exception. For the second consecutive year, Lincoln was selected by Working Mother magazine as one of the top 10 companies in America for working mothers. Overall, Lincoln is one of only four companies to be named to the list of 100 best companies for working mothers in 14 out of 15 years.

[GRAPHIC OMITTED: PICTURE OF WORKING MOTHER MAGAZINE]

"When Working Mother magazine started the list in 1986, editors were hard-pressed to find more than 30 companies that qualified as best," said Lisa Benenson, editor-in-chief, Working Mother magazine, explaining how this year's honorees for the annual list were chosen. "This year, however, the competition was tougher than ever before. It was not enough for a company to build a small childcare center at the home office; to make this year's list the company had to demonstrate that a significant number of employees company-wide were receiving benefits. In other words, businesses had to be more creative and proactive in finding ways to accommodate their employees' work/life needs," she added.

Lincoln was selected for a number of its work-life initiatives including:

* Lincoln Financial Group Foundation's monetary support to several childcare facilities throughout LFG locations.

* The Summer Job Placement program within the Fort Wayne location matching young adults whose parents work at Lincoln with other
  Lincoln employees in need of childcare.

* Currently, 30% of Lincoln Financial Group executives are women, which speaks to the commitment of advancement in the workplace. From mentoring and career counseling to leadership training and executive succession planning, Lincoln offers various programs to support and encourage the developmental process of its employees.

Attracting and retaining talented employees is key in maintaining a competitive advantage within our industry. These programs, among others, have helped to build Lincoln's competitive advantage and commitment to win the war for talent occurring in the workforce today. The Working Mother recognition is a testament that Lincoln Financial Group is serious about the welfare of its employees.



Lincoln Quarterly THIRD QUARTER 2000

FEATURE news
------------


Lincoln Scores Victory with Battle at Bighorn Sponsorship

It happened on the evening of Monday, Aug. 28 in ABC's Monday Night Football time slot. It was Lincoln Financial Group's first title sponsorship of a live national sports event on network television, the Lincoln Financial Group Battle at Bighorn. With a $1.5 million purse, the one-round golf duel at the Bighorn Golf Club in Palm Desert, Calif., featured a match between Tiger Woods, the number one player in the world and Sergio Garcia, one of golf's upcoming young stars.

By beating Tiger Woods during the Lincoln Financial Group Battle at Bighorn, Sergio Garcia accomplished what few others have done this year on the Professional Golf Tour. Victory didn't come easily to Garcia. Woods was out front after the first hole, but Garcia evened up the match by the end of the third hole. Woods again went one up in the fourth and remained in the lead until the eighth hole. The match was still even when the lights came on at the 15th hole as darkness set in. The darker it got, the better Garcia seemed to play. He eventually defeated Woods.

Sergio Garcia wasn't the only winner. Lincoln chalked up a big win as well. Golf is the highest-rated sport among our affluent customers. Lincoln Financial Group's Battle at Bighorn enabled us to present our brand message to a large network audience of about eight million homes.



BRIEF notes


Multi-Fund(registered trademark) VA Gets
New Investment Options

It's a new era within Lincoln Annuities -- especially as it relates to rolling out new products and improving a number of its seasoned product lineups such as the Multi-Fund variable annuity. Multi-Fund recently added five new investment options - three growth oriented and two specialty funds. Increasing the might of Multi-Fund and its already powerful investment manager lineup are two well-known institutions -- Alliance Capital Management and Capital Research and Management Company. In total, Multi-Fund now offers an impressive menu of 27 variable investment options from 12 leading investment managers, plus a fixed account.


[GRAPHIC OMITTED: MULTI-FUND VARIABLE ANNUITY MULTIPLE MANAGERS]

MULTI-FUND(registered trademark) VARIABLE ANNUITY MULTIPLE MANAGERS

CAPITAL RESEARCH AND MANAGEMENT COMPANY

DELAWARE INVESTMENTS

FIDELITY INVESTMENTS

GOLDMAN SACHS ASSET MANAGEMENT

JANUS

LINCOLN INVESTMENT MANAGEMENT INC.

NEUBERGER BERMAN MANAGEMENT INC.

PUTNAM INVESTMENTS INC.

VANTAGE INVESTMENT ADVISORS INC.

ALLIANCE CAPITAL MANAGEMENT

BAMCO, INC.

BANKERS TRUST COMPANY


"Adding these new funds solidifies our already strong position in the individual and employer-sponsored retirement plan marketplace," said Kelly Clevenger, vice president of Lincoln Annuities.

Since Multi-Fund was introduced nearly two decades ago, it has grown to become the 22nd largest variable annuity in the nation. Account values currently total more than $18 billion, with more than 500,000 contract holders in employer-sponsored and individual accounts. Multi-Fund's multiple-manager approach and traditional features round out Lincoln's individual annuity product portfolio that also includes multiple manager Lincoln ChoicePlus(registered trademark) variable annuity, single-manager American Legacy(registered trademark) variable annuity and SEI variable annuity.

Quarterly Highlights
--------------------------------------------------------------------------

* On Sept. 28, Lincoln National announced that it will transfer its Lincoln UK sales forces to Inter-Alliance Group PLC, one of the U.K.'s largest national independent financial advisory groups. In addition, Lincoln will cease writing new business in that market.

* Jack Drosdick, chairman, chief executive officer and president of Sunoco, Inc., was elected to Lincoln National Corporation's board of directors on Aug. 10.

* Moody's Investor Service confirmed the financial strength ratings of Lincoln National Life Insurance Company on Oct. 13. The outlook for claims paying rating was upgraded to stable.

Transfer Agent & Registrar
--------------------------------------------------------------------------
Equiserve (formerly First Chicago)
P.O. Box 2500
Jersey City, NJ 07303-2500
Web site: http://www.equiserve.com

Stock Listing
--------------------------------------------------------------------------
The common stock of Lincoln National Corporation is traded on the New York, Chicago and Pacific stock exchanges under the symbol
LNC. In newspapers, stock information is most frequently listed as LincNatCp.

[LOGO OMITTED: LNC Listed NYSE]



[LOGO OMITTED: Lincoln Financial Group]



Annual Report and Proxy Statement Available Online

Beginning in 2001, registered shareholders* may consent to receive the 2000 Annual Report and all future ones on the Internet rather than by mail. In addition, shareholders may consent to receive the proxy statements, a notice of meeting and proxy card related to the 2001 Annual Meeting of Shareholders and all future annual meetings.

By accessing these documents online, you will help Lincoln National Corporation reduce costs by eliminating applicable printing and postage expenses. To take advantage of this opportunity, simply fill out the online consent form by logging on to the sign-up website at:

http://www.econsent.com/lnc/

To complete your online consent form, you will need:

* Your account number, which can be found on your dividend check stub, or if you are a participant in our Direct Service Investment Plan it will be on a recent statement.

* An electronic mail account (i.e., email address).

* Your nine digit U.S. social security number, or for non-U.S. residents, the registration name for your account.

The record date for Lincoln National Corporation's 2001 Annual Meeting is expected to be March 16, 2001. To access the annual report and proxy statement and related materials on the Internet, your consent must be received on or before the record date. Instructions for accessing the annual report, proxy statement and related materials will be sent to you by email shortly after the record date.

Your consent is revocable at any time by using the above website. You can still vote your proxy on the Internet whether or not you sign up to receive your annual report and proxy statement online by following the directions contained in the proxy statement. The 2001 proxy statement will be mailed on approximately April 10, 2001.

* Does not include shareholders whose stock is not registered in their names (Trustee, brokerage accounts and 401(k) plans).


------------------
PRESORTED
STANDARD
U.S. POSTAGE
PAID
NEW BRUNSWICK, NJ
PERMIT NO. 772
------------------


Lincoln National Corporation
Centre Square, West Tower
1500 Market Street, Suite 3900
Philadelphia, PA 19102-2112
(215) 448-1400

www.LFG.com


CONTACTS

Investor Relations
Priscilla S. Brown
Director, Investor Relations
(215) 448-1422


Shareholder Services
Janet Chrzan
Treasurer
(800) 237-2920


Financial Communications
LaNella Hooper
Director, Financial Communications
(215) 448-1423


Media Relations
D'Arcy Foster Rudnay
Director, Media Relations
(215) 448-1454

Form 19725-3 10/00